Exhibit G.1.a.i.

On August 25, 2016, the Court in Sivolella v. AXA Equitable Life Insurance Company (Civil Action No. 11-cv-4194) issued its decision in favor of AXA Equitable Funds Management Group, LLC (“FMG LLC”) and AXA Equitable Life Insurance Company (“AXA Equitable”), finding that the Plaintiffs had failed to meet their burden to demonstrate that FMG LLC and AXA Equitable breached their fiduciary duty in violation of Section 36(b) or show any actual damages. Following a denial of a motion for reconsideration and affirmation of the District Court’s decision by the Third Circuit Court of Appeals, the Plaintiffs-Appellants did not pursue the matter further, which would have entailed making a filing with the U.S. Supreme Court. The deadline for making a filing with the Supreme Court was October 8, 2018, marking the termination of the litigation.